Exhibit B

Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933. None of such securities may be transferred in the absence of registration under such Act or an opinion of counsel to the effect that such registration is not required.

                             IDM ENVIRONMENTAL CORP.

                                     WARRANT

DATED:

Number of Shares:

Holder:

Address:

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1.   THIS   CERTIFIES   THAT  the  Holder  is  entitled  to  purchase  from  IDM
     ENVIRONMENTAL CORP., a New Jersey corporation (hereinafter called the "Company"), the number of shares of the Company's common stock ("Common Stock") set forth above, at an exercise price equal to $3.00, or, if less, the lowest Conversion Price at which, prior to exercise, any Purchaser shall have converted any Note or any portion of any Note. The terms "Conversion Price," "Notes" and "Purchaser" have the meanings attributed to them in the Subscription Agreement (as hereinafter defined). This Warrant may be exercised in whole or in part at any time prior to expiration. The exercise price for each exercise shall be computed separately, so that if after any given exercise, a Note is converted at a Conversion Price lower than $3.00 and lower than the exercise price relating to such first exercise, the exercise price for the later exercise shall be equal to such Conversion Price.

2. All rights granted under this Warrant shall expire on the third anniversary of the date of issuance of this Warrant.

3. Notwithstanding anything to the contrary contained herein, Holder shall not have the right to exercise this Warrant so long as and to the extent that at the time of such exercise, such exercise would cause the Holder then to be the "beneficial owner" of five percent (5%) or more of the Company's then outstanding Common Stock. For purposes hereof, the term "beneficial owner" shall have the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of 1934. The opinion of legal counsel to Holder, in form and substance satisfactory to the Company and the Company's counsel, shall prevail in all matters relating to the amount of Holder's beneficial ownership.

4. In the event the Company breaches its obligation to deliver irrevocable instructions to its transfer agent as required under Section 14, or timely to make any payment required under Section 7 for Common Stock under this Warrant upon exercise, then, without limiting Holder's other rights and remedies, the Company shall forthwith pay to the Holder an amount accruing at the rate of $1,000 per day for each day of such breach for each 20,000 shares of common stock subject to this Warrant, with pro rata payments for shares in an amount less than 20,000.

5. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.


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6.   The holder of this warrant is entitled to certain registration rights under an Agreement dated of even date herewith (the "Subscription Agreement"). Upon each permitted transfer of this Warrant after the registration statement has been declared effective, the Company will within two business days after receipt of notice thereof supplement the registration statement to reflect the name of the transferee as a selling shareholder thereunder.

7. The Company covenants to call a special meeting of shareholders on or before November 15, 1997 to approve the issuance of shares on conversion of the Notes and Warrants issued to the Purchasers (as defined in the Subscription Agreement). Joel Freedman and Frank Falco have on this date agreed to vote in favor of such approval and the Board of Directors of the Company will recommend that the shareholders of the Company vote in favor of such approval. Until such approval is obtained, the maximum number of shares which will be issued on conversion of the Notes and exercise of the Warrants is 1,997,130, issuable on a first converted-first exercised basis. Should such approval not be obtained by November 15, 1997, then until such approval is obtained, the Company shall on demand by Holder made at any time or times redeem any portion of the Warrant designated for redemption (the "Redeemed Portion") at a redemption price equal to the pre-tax profit Holder would have earned had Holder, at the close of business on the date of its demand for redemption, exercised the Redeemed Portion and simultaneously sold the shares received on such exercise at the closing NASDAQ sales price on such date. The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.

8.   Any permitted assignment of this Warrant shall be effected by the Holder by
     (i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.

9. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

10. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

11. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

12. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.


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13.  The rights  represented by this Warrant may be exercised at any time within the period  above  specified by (i)  surrender  of this  Warrant  (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer
     taxes,   if  any;  and  (iii)  unless  in  connection   with  an  effective
     registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

14. Within two business days following each receipt by the Company of the documents required to exercise all any part of this Warrant as provided in
     Section 13, the Company shall deliver irrevocable instructions to its transfer agent (with a copy to Holder) to issue on an expedited basis certificates evidencing the shares of common stock so purchased. Such certificates shall bear appropriate restrictive legends in accordance with applicable securities laws, but shall be unrestricted and bear no legends once the registration statement referred to above has been declared effective.

15. This Warrant shall be governed by and construed in accordance with the laws of the State of New Jersey. The federal and state courts in the city of Newark, New Jersey shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies.

     IN WITNESS WHEREOF, IDM Environmental Corp. has caused this Warrant to be signed by its duly authorized officers under Its corporate seal, and to be dated as of the date set forth above.


IDM ENVIRONMENTAL CORP.


By:_________________________________


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